										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2013	27.5	29.3	28.4	28.2	28.2
2014	28.9	28.8	26.8

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2013	20.8	20.9	21.2	22.7	85.5
2014	20.6	21.7	21.7

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	418.5	433.2	448.6	462.0	1,762.3	2013	5.9%	14.4%	18.3%	12.5%	12.7%
2014	456.9	440.8	479.1			2014	9.2%	1.8%	6.8%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	174.6	171.3	147.0	202.5	695.4	2013	-4.0%	0.1%	-1.1%	14.9%	2.6%
2014	169.0	184.2	163.5			2014	-3.2%	7.5%	11.2%

	Revenues - Asia Pacific						Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	51.8	55.1	48.3	53.4	208.6	2013	-1.0%	5.4%	-16.4%	-18.0%	-8.3%
2014	50.1	59.7	53.2			2014	-3.3%	8.3%	10.1%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	644.9	659.6	643.9	717.9	2,666.3	2013	2.4%	9.6%	10.0%	10.1%	8.0%
2014	676.0	684.7	695.8			2014	4.8%	3.8%	8.1%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	109.2	114.3	111.6	125.9	461.0	2013	16.9%	17.3%	17.3%	17.5%	17.3%
2014	111.7	107.3	111.3			2014	16.5%	15.7%	16.0%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	77.1	78.4	80.3	90.9	326.7	2013	12.0%	11.9%	12.5%	12.7%	12.3%
2014 (1)	80.1	59.6	75.0			2014	11.8%	8.7%	10.8%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	32.1	35.9	31.3	35.0	134.3	2013	5.0%	5.4%	4.9%	4.9%	5.0%
2014 (1)	31.6	47.7	36.3			2014	4.7%	7.0%	5.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	2.2	2.0	1.6	1.4	7.2
2014	0.5	0.6	1.2

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2013	(0.8)	(0.6)	(0.5)	1.6	(0.3)
2014	(0.5)	(1.6)	(1.8)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	30.7	34.5	30.2	32.0	127.4	2013	19.9%	-4.9%	21.9%	19.4%	13.5%
2014 (1)	31.6	48.7	36.9			2014	30.1%	32.2%	22.8%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2013	24.6	36.2	23.5	25.7	110.0
2014 (1)	22.1	32.9	28.4

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2013	—	—	—	(0.3)	(0.3)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2013	0.5	0.4	0.4	—	—

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2013	7.5	7.4	7.5	7.8	30.2
2014	7.5	7.4	7.5

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2013	346.6	331.4	342.6	328.8	328.8
2014	354.0	389.4	367.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2013	9.0	8.0	6.6	12.9	36.5
2014	4.9	12.0	15.0

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2013	0.4	39.7	48.7	64.1	152.9
2014	(16.9)	3.3	54.8

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2013	(9.0)	2.5	(7.0)	(12.6)	(26.1)
2014	(5.5)	(3.9)	(14.8)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2013	(8.6)	42.2	41.7	51.5	126.8
2014	(22.4)	(0.6)	40.0

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2013	(10.2)	(10.8)	(22.2)	(61.2)	(104.4)
2014	(45.8)	(7.8)	(34.9)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2013	4.2	4.2	4.2	4.1	16.7
2014	4.2	4.6	4.6

	Total Debt
	Q1	Q2	Q3	Q4	FY
2013	138.8	134.8	121.8	69.5	69.5
2014	33.0	41.7	38.3

	Equity						Return on Equity (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2013	360.7	383.5	416.2	450.9	450.9	2013	29.2%	33.0%	31.2%	28.2%	28.2%
2014	471.7	498.5	472.5			2014	25.8%	23.5%	23.6%

(1)	The 2nd quarter of 2014 includes a gain of $17.7 million related to the sale of the Brazil real estate and operating facility.
(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.